EXHIBIT 10.7 (c)
                                                                  EXECUTION COPY

                               AMENDMENT Number 3 dated as of August 3, 1999, to
                        the Credit Agreement dated as of September 18, 1997, as amended (the "Credit Agreement"), among FOOTSTAR, INC. (the "Company"), the BANKS party thereto, THE BANK OF NEW YORK, as Issuing Bank, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Swingline Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.


      A. The Company, the Banks and the Agent have heretofore entered into the Credit Agreement and the Amendments thereto dated as of April 30, 1998 and October 23, 1998.

      B. The Company, wishes, and the undersigned Banks and the Agent are willing, upon the terms and subject to the conditions set forth herein, to amend
Section 5.15 of the Credit Agreement as set forth herein.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

      SECTION 1. Amendment of the Credit Agreement. Section 5.15 of the Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) by replacing the amount "$205,000,000" in clause (d) thereof with the amount "$305,000,000."

      SECTION 2. Representations and Warranties. The Company hereby represents and warrants on and as of the Amendment Effective Date that (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are true in all material respects and (ii) no Default has occurred and is continuing.

      SECTION 3. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") of receipt by the Agent (or its counsel) of counterparts hereof signed by the Company and the Required Banks or, in the case of any such party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party.

      SECTION 4. New York Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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                                                                               2


      SECTION 6. Headings. The headings of this Amendment are for convenience of reference only and are not part of this Amendment and are not to be taken into consideration in interpreting this Amendment.

      SECTION 7. Effect of Amendment. Unless and until this Amendment becomes effective, the Credit Agreement shall continue in effect on the terms thereof in effect on the date hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                     FOOTSTAR, INC.,

                                     By:

                                     /s/ MARC A. COMITO
                                     --------------------------
                                     Name:  Marc A. Comito
                                     Title: Assistant Treasurer


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as
                                     Administrative Agent and
                                     Swingline Lender,

                                     By:

                                     /s/ SOVONNA L. DAY
                                     --------------------------
                                     Name:  Sovonna L. Day
                                     Title: Vice President


                                     THE BANK OF NEW YORK,
                                     individually and as Issuing Bank,

                                     By:

                                     /s/ HOWARD F. BASCOM, JR.
                                     --------------------------
                                     Name:  Howard F. Bascom, Jr.
                                     Title: Vice President


                                     THE ASAHI BANK, LTD.,

                                     By:

                                     /s/ DOUGLAS PRICE
                                     --------------------------
                                     Name:  Douglas Price
                                     Title: Senior Vice President

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                                                                               3


                                     BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                     ASSOCIATION,

                                     By:

                                     /s/ TIMOTHY H. SPANOS
                                     --------------------------
                                     Name:  Timothy H. Spanos
                                     Title: Senior Vice President

                                     BANKBOSTON, N.A.,

                                     By:

                                     /s/ NANCY E. FULLER
                                     --------------------------
                                     Name:  Nancy E. Fuller
                                     Title: Director


                                     CIBC, INC.

                                     By:

                                     /s/ GERALD GIRARDI
                                     --------------------------
                                     Name:  Gerald Girardi
                                     Title: Executive Director


                                     CREDIT LYONNAIS NEW YORK BRANCH,

                                     By:

                                     /s/ DEBORAH E. BRADLEY
                                     --------------------------
                                     Name:  Deborah E. Bradley
                                     Title: First Vice President


                                     CREDIT SUISSE FIRST BOSTON,

                                     By:

                                     /s/ CHRIS T. HORGAN
                                     --------------------------
                                     Name:  Chris T. Horgan
                                     Title: Vice President

                                     By:

                                     /s/ KRISTIN LEPRI
                                     --------------------------
                                     Name:  Kristin Lepri
                                     Title: Associate

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                                                                               4


                                     FLEET NATIONAL BANK,

                                     By:

                                     /s/ THOMAS J. BULLARD
                                     --------------------------
                                     Name:  Thomas J. Bullard
                                     Title: Vice President

                                     FIRST UNION NATIONAL BANK,

                                     By:

                                     /s/ IRENE ROSEN MARKS
                                     --------------------------
                                     Name:  Irene Rosen Marks
                                     Title: Vice President


                                     NATIONAL AUSTRALIA BANK LIMITED,

                                     By:

                                     /s/ BILL SCHMID
                                     --------------------------
                                     Name:  Bill Schmid
                                     Title: Vice President


                                     PNC BANK, NATIONAL ASSOCIATION,

                                     By:

                                     /s/ MICHAEL RICHARDS
                                     --------------------------
                                     Name:  Michael Richards
                                     Title: Vice President


                                     THE SAKURA BANK, LTD.,

                                     By:

                                     /s/ YOSHIKAZU NAGURA
                                     --------------------------
                                     Name:  Yoshikazu Nagura
                                     Title: Vice President

                                     STANDARD CHARTERED BANK,

                                     By:

                                     --------------------------
                                     Name:
                                     Title:

                                     By:

                                     --------------------------
                                     Name:
                                     Title:


                                     UNION BANK OF CALIFORNIA, N.A.,

                                     By:

                                     --------------------------
                                     Name:
                                     Title:


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